  NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW, AND NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT OR SUCH SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

               COMMUNICATION TELESYSTEMS INTERNATIONAL D.B.A.
                       WORLDXCHANGE COMMUNICATIONS

                    WARRANT TO PURCHASE COMMON STOCK

No. W-1                                                 Date: December 31, 1998

              EXERCISABLE COMMENCING ON THE DATE OF ISSUANCE
                HEREOF AND ENDING ON THE EXPIRATION DATE


          Communication TeleSystems International d.b.a. WorldxChange Communications, a California corporation (the "COMPANY"), certifies for value received that Gold & Appel Transfer S.A., a British Virgin Islands corporation, or its registered assigns is, subject to and in accordance with the terms and conditions herein set forth, the registered holder ("WARRANTHOLDER") of a warrant to purchase up to Twenty Thousand (20,000) shares (as adjusted from time to time in accordance with this Warrant) (the "WARRANT SHARES"), of the Company's Common Stock, no par value ("COMMON STOCK"), at an exercise price determined as provided hereinafter (such exercise price per share as adjusted from time to time being referred to herein as the "EXERCISE PRICE"), at any time prior to the Expiration Date (as defined in SECTION 1) at the Company's principal executive office, with the appropriate form of Election to Purchase set forth herein, duly executed and by paying in full the Exercise Price, plus transfer taxes, if any, in the manner set forth in SECTION 1.

     1. EXERCISE; EXPIRATION AND TERMINATION. Subject to adjustment pursuant to SECTION 3, the initial Exercise Price shall be $12.05. This Warrant may be exercised from time to time, in whole or in part, at the Company's principal executive office from the date hereof until 5:00 p.m., San Diego, California time on December 15, 2001 (the "EXPIRATION DATE"), by delivering a duly completed and executed Election to Purchase in the form attached hereto (indicating the number of the Warrant Shares to be purchased) and paying in full the applicable Exercise Price, plus transfer taxes, if any, in cash or by wire transfer or cashier's check payable to the order of the Company.

     2. ISSUANCE OF SHARE CERTIFICATES. Upon surrender of this Warrant, delivery of a duly completed and executed form of Election to Purchase and payment of the applicable Exercise Price, the Company shall issue certificates representing the Warrant Shares ("SHARE CERTIFICATES") in the name of the tendering Warrantholder or its designee and deliver the Share

Certificates to the tendering Warrantholder or its designee, together with a new Warrant for any portion of this Warrant not exercised. If the securities of the Company deliverable upon exercise of this Warrant have not been registered for resale under the 1933 Act, any Share Certificate delivered shall bear appropriate private placement legends thereon, including, without limitation, a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
     OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY
     STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED
     OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN
     REGISTERED UNDER THE 1933 ACT OR SUCH SECURITIES
     LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION
     IS AVAILABLE."

     3. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events specified in this SECTION 3.

               3.1 ADJUSTMENTS FOR STOCK SPLITS AND COMBINATIONS. If, while this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock, the Exercise Price then in effect shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding Common Stock, and conversely, if, while this Warrant is outstanding, the Company combines the outstanding Common Stock, the Exercise Price then in effect shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock. Any adjustment under this SECTION 3.1 shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Exercise Price and the number of Warrant Shares shall be readjusted accordingly. For purposes of this SECTION 3.1, a stock dividend shall be considered a stock split.

               3.2 ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If, while this Warrant is outstanding, the Company makes a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each event provision shall be made so that the Warrantholder shall receive upon exercise of this Warrant (but only to the extent this Warrant is exercised), in addition to the Warrant Shares receivable thereupon, the amount of securities of the Company which the Warrantholder would have received had it owned such Warrant Shares on the date of such event.

               3.3  ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND
     SUBSTITUTION. If the Warrant Shares issuable upon exercise of this Warrant are changed into the same or a different number of shares of the same or any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares provided for in SECTION 3.1), then and in any such event the Warrantholder shall have the right thereafter, upon exercise of this Warrant, to receive in lieu of Warrant Shares the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, in an amount equal to the amount that the Warrantholder would have been entitled to had this Warrant been exercised to such extent prior to such event.

           3.4 DETERMINATION OF ADJUSTMENT. Any determination as to whether an adjustment is required to be made under SECTION 3 to (i) the Exercise Price in effect hereunder, (ii) the number of Warrant Shares issuable upon exercise of this Warrant, or (iii) as to the amount of any such adjustment described in clauses (i) or (ii) of this SECTION 3.4, shall be binding upon the Warrantholder and the Company if made in good faith by the Company's Board of Directors.

     4. FRACTIONAL WARRANTS AND FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant or issue fractions of warrants on any distribution of warrants to the Warrantholder or distribute warrant certificates that evidence fractional warrants. If more than one warrant shall be presented for exercise in full at the same time by the same Warrantholder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock represented by the warrants so presented. If any fraction of a share would, except for the provisions of this SECTION 4, be issuable on the exercise of any warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the same fraction of the then current fair market value of a full share of Common Stock, as determined in good faith by the Company's Board of Directors, unless the Company has then listed shares of its Common Stock for trading on a national securities exchange or for quotation on The Nasdaq Stock Market, in which case the current fair market value shall be the most recent closing sale price of or the last sale price paid for, shares of Common Stock, respectively, which occurred prior to the day on which the Warrant was exercised.

     5. EXCHANGE OF WARRANT. This Warrant may be divided or combined upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Shares. Unless the context indicates otherwise, the term
"WARRANTHOLDER" shall include any transferee or transferees of this Warrant and the term "WARRANT" shall include any and all warrants issued upon division, exchange, substitution or transfer of this Warrant.

     6. MUTILATED OR MISSING WARRANT. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and an indemnity or bond, if requested, reasonably satisfactory to the Company. The applicant shall also comply with such other reasonable regulations and pay such other reasonable administrative charges as the Company may prescribe.

     7. NO IMPAIRMENT. The Company will not hereafter reorganize, dissolve or take any other voluntary action, a primary purpose or effect of which is to avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

     8. RESERVATION AND ISSUANCE OF WARRANT SHARES. The Company represents and warrants that (i) there have been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized capital a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant, and
(ii) the Common Stock issued upon exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be duly and validly issued, fully paid and nonassessable shares of Common Stock.

     9. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Common Stock issuable upon the exercise of this Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or other charges that may be payable in respect of any transfer involved in the issuance of any warrants or any Share Certificates in a name other than that of the Warrantholder of record, and the Company shall not be required to issue or deliver such Share Certificates unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

    10. RESTRICTIONS ON TRANSFER. The Warrantholder, by its acceptance hereof, represents, warrants, covenants and agrees, and upon the exercise of this Warrant shall be deemed to have represented, warranted, covenanted and agreed as of the date of such exercise, that (i) the Warrantholder has sufficient knowledge of the business and affairs of the Company and the Company has made available to the Warrantholder or its agents all documents and information relating to an investment in the Warrant Shares requested by or on behalf of the Warrantholder; (ii) the Warrantholder is acquiring the Warrant Shares for investment for its or his own account, and not with a view to or for sale in connection with any distribution thereof; (iii) the Warrantholder understands that the Warrant Shares to be purchased have not been registered pursuant to the 1933 Act or any state securities laws, and the offer and sale of the Warrant Shares is intended to be exempt from registration under the 1933 Act and under applicable state securities laws, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Warrantholder's representations as expressed herein; (iv) if the Warrant Shares are not listed for trading on a national securities exchange or quoted on The Nasdaq Stock Market, the Warrantholder understands that no public market exists for the Warrant Shares and that there is no assurance that a public market will ever exist for the Warrant Shares; (v) the Warrantholder has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrant Shares, and the Warrantholder is capable of bearing the economic risks of such investment, including the risk of loss of its entire investment in the Warrant Shares; and (vi) absent an effective registration statement under the 1933 Act (and/or compliance with any applicable state securities law registration requirements) covering the disposition of this Warrant or the Warrant Shares issued or issuable upon exercise of this Warrant, neither this Warrant nor the Warrant Shares issued or issuable upon exercise of this Warrant may be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence reasonably satisfactory to the Company that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable Federal and state securities laws and regulations.

     11. NO RIGHTS AS A SHAREHOLDER. Nothing contained herein shall be construed as conferring upon the Warrantholder any rights whatsoever as a shareholder of the Company, including the right to vote, to receive dividends (except as provided in SECTION 3.2), to consent or to receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

          (i) any action which would require an adjustment pursuant to SECTION 3; or

          (ii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business, as an entirety) shall be proposed;

          then in any one or more of said events, the Company shall give notice in writing of such event to the Warrantholder at least 15 days prior to the date fixed as a record date or the date of closing the transfer books or other applicable date with respect thereto. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

     12. "MARKET STAND-OFF" AGREEMENT. The Warrantholder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of this Warrant or any Warrant Shares in a market transaction during a period deemed by the underwriter (in its sole judgment) to be necessary or appropriate following the effective date of a registration statement of the Company filed under the 1933 Act, provided that Roger B. Abbott, Rosalind Abbott, and Edward S. Soren are subject to such an agreement for the same period. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to this Warrant and the Warrant Shares until the end of such period.

     13. NOTICE. Any notice or other communication hereunder must be given in writing and (i) delivered in person, (ii) transmitted by telex, telefax or telecommunications mechanism or (iii) mailed by certified or registered mail, postage prepaid), receipt requested as follows:

          IF TO WARRANTHOLDER, ADDRESSED TO:

          Gold & Appel Transfer S.A.
          P.O. Box 985
          Wickhams Cay Road Town
          Tortula, British Virgin Islands

          WITH A COPY TO:

          Mr. Walt Anderson
          Entree International
          3050 K Street, N.W. Suite 250
          Washington D.C., 20036
          Facsimile No: (202) 736-5065

          IF TO THE COMPANY, ADDRESSED TO:

          WORLDxCHANGE
          9999 Willow Creek Road
          San Diego, California 92131
          Attn: Legal Department
          Facsimile No: (619) 625-0217

     14. SUPPLEMENTS AND AMENDMENTS. Neither this Warrant nor any term hereof may be changed or waived except pursuant to an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     15. SUCCESSORS. All the representations, warranties, agreements, covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective permitted successors and assigns hereunder.

     16. GOVERNING LAW. This Warrant shall be construed for all purposes in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.

     17. BENEFITS OF THIS WARRANT. Nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     18. INVALIDITY OF PROVISIONS. If any provision of this Warrant is or becomes invalid, illegal or unenforceable in any respect, such provision shall be deemed amended to the extent necessary to cause it to express the intent of the parties to the maximum possible extent and be valid, legal and enforceable. The invalidity or deemed amendment of such provision shall not affect the validity, legality or enforceability of any other provision hereof.

     19. SECTION HEADINGS. The section headings contained in this Warrant are for convenience only and shall be without substantive meaning or content.


                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary, as of the day and year first above written.

               COMMUNICATION TELESYSTEMS INTERNATIONAL D.B.A.
               WORLDXCHANGE COMMUNICATIONS

               By:    /s/ Edward S. Soren
                      -----------------------------

               Name   Edward S. Soren
                      -----------------------------

               Title  Executive Vice President
                      -----------------------------


ACCEPTED AND AGREED TO:
-----------------------

GOLD & APPEL TRANSFER S.A.

By:   /s/ Walt Anderson
      -------------------------
Name  Walt Anderson
      -------------------------
Title Power of Attorney in Fact
      -------------------------

                               List of Omitted Exhibits

          The following Exhibits to the Warrant Purchase Agreement have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

          Exhibit A - Form of Election to Purchase

          Exhibit B - Form of Assignment